UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21098

Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: December 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Real Estate Income Fund Inc.

EXPERIENCE

A N N U A L  R E P O R T

DECEMBER 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund's investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”) [i] growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often over-shadowed by rising interest rates and higher oil prices.

Looking at the fiscal year as a whole, mid-cap stocks out-performed their large- and small-cap counterparts, with the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value stocks outperformed growth stocks for the sixth consecutive calendar year, with

Real Estate Income Fund Inc.	I

the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.85% and 5.17%, respectively, in 2005.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the“Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. While these issues do not directly affect your Fund, the Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II	Real Estate Income Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
v	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Real Estate Income Fund Inc.	III

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Manager Overview

Q.  What were the overall market conditions during the Fund's reporting period?

A.   Demand for real estate as an investment class remained strong through 2005 against the backdrop of low long-term interest rates, improving commercial real estate fundamentals, and modest stock market returns. This strong demand contributed to another solid year for the U.S. real estate income trust (“REIT”)i market, with each of the major U.S. REIT indexes posting gains in excess of 10% for the year. This marks the sixth consecutive year that REITs have outperformed the broader U.S. equities market. We remain somewhat cautious, however, about REIT returns as we head into 2006, particularly in light of perceived high REIT stock valuations, and the extended outperformance of the sector relative to the overall stock market. Despite this, we continue to believe that the returns expected from real estate can be competitive and that the portfolio diversification benefits provided by real estate should continue to be a positive for investors.

Performance Review

For the twelve months ended December 31, 2005, the Real Estate Income Fund Inc. returned 7.35%, based on its net asset value (“NAV”)ii and 10.69% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Lipper Sector Equity Closed-End Funds Category Averageiii increased 9.18% over the same time frame. Please note that Lipper performance returns are based on each Fund’s NAV.

During the twelve-month period, the Fund made distributions to common stock shareholders totaling $1.708 per share, (which may have included a return of capital). The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2005. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2005 (unaudited)
Price Per Share	12-Month Total Return
$20.58 (NAV)	7.35%
$18.62 (Market Price)	10.69%
All figures represent past performance and are not a guarantee of future results.

Management has agreed to waive a portion of its fees through 8/01/09. Absent this waiver, the total returns would have been lower.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Real Estate Income Fund Inc. 2005 Annual Report	1

Q.   What were the most significant factors affecting Fund performance?

 What were the leading contributors to performance?

A.    The Fund’s positive performance for the year was primarily driven by strong results in the apartment, office, and industrial sectors. Camden Property Trust in the apartment sector was one of the strongest contributors to performance during the year, posting a return of over 19%. The company’s shares have benefited from strong operating results and a solid development pipeline. In the office sector, Kilroy Realty Corp. was among the Fund’s most solid performers, generating a total return of over 50% for the year. Kilroy has benefited from the recovery in Southern California’s real estate market, which is among the strongest in the nation. EastGroup Properties Inc. within the industrial sector was another strong performer, posting a return of over 23%. The company, which focuses on the management of warehouse properties in high-growth Sunbelt market, has benefited from solid occupancy gains and a growing development pipeline.

 What were the leading detractors from performance?

A.    The areas that detracted the most from performance during the period were the triple net lease and health care sectors. Within the triple net lease sector, iStar Financial Inc. was the Fund’s worst performer, losing over 15% during the year. The company has been spending capital to build platforms in several new business lines, which has led to reduce earnings growth, as well as lowered earnings estimates from its prior pace. Also, during the year iStar Financial Inc. received a larger than normal amount of prepayments on loans, which hurt earnings growth. Healthcare Realty Trust Inc. was the weakest performer in the health care sector, losing over 12%. The company underperformed primarily due to an accounting change that arose at a small portion of their portfolio, which resulted in a delayed restatement of the company’s earnings. The issue appears to have been resolved.

Q.  Were there any significant changes to the Fund during the reporting period?

A.   There were no significant changes made to the Fund during the year that had a major impact, either positively or negatively, on its performance. In July 2005, the Fund issued 1,200 additional shares of its Series M Taxable Auction Market Preferred Stock for an aggregate offering price of $30 million.

Looking for Additional Information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XRITX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a

2	Real Estate Income Fund Inc. 2005 Annual Report

quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

Thank you for your investment in the Real Estate Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Matthew A. Troxell, CFA Investment Officer
February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the Fund’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Camden Property Trust (6.8%), iStar Financial Inc. (4.7%), Healthcare Realty Trust Inc. (4.5%), Macerich Co. (4.4%), Liberty Property Trust (4.3%), Arden Realty Inc. (4.0%), HRPT Properties Trust (3.9%), Senior Housing Properties Trust (3.8%), Prentiss Properties Trust (3.7%) and Heritage Property Investment Trust (3.7%). Please refer to pages 5 through 8 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the Fund’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Office (34.0%), Shopping Centers (20.5%), Apartments (18.7%), Health Care (16.3%) and Regional Malls (11.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Funds that invest in securities related to the real estate industry, are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds.

[i]	Real Estate Investment Trusts invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.
ii

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31‚ 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 40 funds in the Fund's Lipper category, and excluding sales charges.

Real Estate Income Fund Inc. 2005 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Office

Apartments

Shopping Centers

Health Care

Regional Malls

Diversified

Lodging/Resorts

Industrial/Office-Mixed

Industrial

Retail-Free Standing

Specialty

Home Financing

Self Storage

Short-Term Investment

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

24.2%

14.6%

13.3%

11.6%

8.3%

6.7%

5.1%

4.5%

4.0%

3.9%

2.4%

0.9%

0.3%

0.2%

December 31, 2005

4	Real Estate Income Fund Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005)
REAL ESTATE INCOME FUND INC.

Shares	Security	Value

COMMON STOCKS — 70.6%
Apartments — 8.8%
36,500	Archstone-Smith Trust	$1,528,985
269,000	Camden Property Trust	15,580,480
185,000	GMH Communities Trust	2,869,350
100,000	Mid-America Apartment Communities Inc.	4,850,000
140,000	United Dominion Realty Trust Inc.	3,281,600
	Total Apartments	28,110,415
Diversified — 4.6%
300,000	iStar Financial Inc.	10,695,000
190,000	Lexington Corporate Properties Trust	4,047,000
	Total Diversified	14,742,000
Health Care — 9.5%
174,000	Health Care Property Investors Inc.	4,447,440
305,000	Healthcare Realty Trust Inc.	10,147,350
187,700	OMEGA Healthcare Investors Inc.	2,363,143
511,700	Senior Housing Properties Trust	8,652,847
150,000	Ventas Inc.	4,803,000
	Total Health Care	30,413,780
Home Financing — 0.9%
108,500	Municipal Mortgage & Equity LLC	2,802,555
Industrial — 4.0%
185,000	EastGroup Properties Inc. (a)	8,354,600
161,700	First Potomac Realty Trust	4,301,220
	Total Industrial	12,655,820
Industrial/Office – Mixed — 3.1%
230,000	Liberty Property Trust	9,855,500
Lodging/Resorts — 1.8%
146,000	Hospitality Properties Trust	5,854,600
Office — 19.2%
203,000	Arden Realty Inc.	9,100,490
163,000	Brandywine Realty Trust	4,549,330
160,000	CarrAmerica Realty Corp.	5,540,800
72,000	Glenborough Realty Trust Inc.	1,303,200
290,000	Highwoods Properties Inc.	8,250,500
848,700	HRPT Properties Trust	8,784,045
135,000	Kilroy Realty Corp.	8,356,500
161,000	Mack-Cali Realty Corp.	6,955,200
210,000	Prentiss Properties Trust	8,542,800
	Total Office	61,382,865

See Notes to Financial Statements.

Real Estate Income Fund Inc. 2005 Annual Report	5

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Regional Malls — 4.6%
196,000	Glimcher Realty Trust	$4,766,720
148,100	Macerich Co.	9,943,434
	Total Regional Malls	14,710,154
Retail – Free Standing — 3.0%
171,900	Commercial Net Lease Realty Inc.	3,501,603
140,000	Realty Income Corp.	3,026,800
218,000	Trustreet Properties Inc.	3,187,160
	Total Retail — Free Standing	9,715,563
Shopping Centers — 8.7%
385,000	Cedar Shopping Centers Inc.	5,416,950
171,100	Equity One Inc.	3,955,832
252,000	Heritage Property Investment Trust	8,416,800
250,000	Primaris Retail Real Estate Investment Trust	3,503,581
135,000	Ramco-Gershenson Properties Trust	3,597,750
104,000	Tanger Factory Outlet Centers Inc.	2,988,960
	Total Shopping Centers	27,879,873
Specialty — 2.4%
185,000	Entertainment Properties Trust	7,538,750
	TOTAL COMMON STOCKS
	(Cost — $153,744,749)	225,661,875
PREFERRED STOCKS — 29.2%
Apartments — 4.5%
	Apartment Investment & Management Co.:
75,000	Cumulative, Series G, 9.375%	1,953,750
115,000	Cumulative, Series R, 10.000%	2,934,800
113,000	Cumulative, Series U, 7.750%	2,806,920
120,000	Cumulative, Series Y, 7.875%	3,012,000
150,000	BRE Properties Inc., Series C, 6.750%	3,708,000
	Total Apartments	14,415,470
Diversified — 2.1%
109,400	Crescent Real Estate Equities Co., Cumulative Redeemable, Series B, 9.500%	2,877,220
67,000	PS Business Parks Inc., Series M, 7.200%	1,648,200
100,000	Vornado Realty Trust, Series H, 6.750%	2,370,000
	Total Diversified	6,895,420
Health Care — 2.1%
150,000	Health Care Property Investors Inc., Cumulative Redeemable, Series F, 7.100%	3,765,000
120,400	Omega Healthcare Investors Inc., Cumulative Redeemable, Series D, 8.375%	3,036,488
	Total Health Care	6,801,488
Industrial/Office – Mixed — 1.4%
90,000	Bedford Property Investors Inc., Cumulative Redeemable, Series A, 8.750% (b)	4,401,567

See Notes to Financial Statements.

6	Real Estate Income Fund Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Lodging/Resorts — 3.3%

220,000	Boykin Lodging Co., Cumulative, Class A, 10.500%	$5,753,000
71,100	Hospitality Properties Trust, Cumulative Redeemable, Series B, 8.875%	1,829,403
26,000	LaSalle Hotel Properties, Cumulative Redeemable, Series A, 10.250%	676,000
90,000	Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A, 8.000%	2,258,442
	Total Lodging/Resorts	10,516,845
Office — 5.0%
50,000	Brandywine Realty Trust, Series D, 7.375%	1,254,500
275,000	CarrAmerica Realty Corp., Cumulative Redeemable, Series E, 7.500%	6,943,750
	HRPT Properties Trust:
50,000	Cumulative Redeemable, Series A, 9.875%	1,271,500
255,600	Cumulative Redeemable, Series B, 8.750%	6,620,040
	Total Office	16,089,790
Regional Malls — 3.7%
85,000	Glimcher Realty Trust, Cumulative Redeemable, Series F, 8.750%	2,188,750
	Mills Corp.:
91,700	Cumulative Redeemable, Series B, 9.000%	2,341,101
35,000	Cumulative Redeemable, Series E, 8.750%	896,000
6,000	Pennsylvania Real Estate Investment Trust, Cumulative, 11.000%	335,400
32,700	Simon Property Group Inc., Cumulative, Series C, step bond to yield 3.043%	1,700,400
169,600	Taubman Centers Inc., Cumulative Redeemable, Series H, 7.625%	4,314,200
	Total Regional Malls	11,775,851
Retail – Free Standing — 0.9%
85,000	Commercial Net Lease Realty Inc., Cumulative, Series A, 9.000%	2,219,775
25,200	Realty Income Corp., Cumulative Redeemable, Series D, 7.375%	646,380
	Total Retail – Free Standing	2,866,155
Self Storage — 0.3%
35,000	Public Storage Inc., Cumulative, Series R, 8.000%	885,850
Shopping Centers — 5.9%
73,000	Cedar Shopping Centers Inc., Cumulative Redeemable, Series A, 8.875%	1,923,915
	Developers Diversified Realty Corp.:
21,200	Cumulative Redeemable, Class F, 8.000%	543,780
130,000	Cumulative Redeemable, Class G, 8.600%	3,338,400
131,000	Federal Realty Investment Trust, Cumulative Redeemable, Series B, 8.500%	3,375,870
75,000	New Plan Excel Realty Trust Inc., Cumulative Redeemable, Series E, 7.625%	1,886,250
34,800	Ramco-Gershenson Properties Trust, Cumulative Redeemable, Series B, 9.500%	918,720
63,000	Urstadt Biddle Properties Inc., Cumulative, Series C, 8.500%	6,751,710
	Total Shopping Centers	18,738,645
	TOTAL PREFERRED STOCKS
	(Cost — $91,981,056)	93,387,081
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $245,725,805)	319,048,956

See Notes to Financial Statements.

Real Estate Income Fund Inc. 2005 Annual Report	7

Schedule of Investments (December 31, 2005) (continued)
Face Amount	Security	Value

SHORT-TERM INVESTMENT — 0.2%
Repurchase Agreement — 0.2%
$730,000	Interest in $972,036,000 joint tri-party repurchase agreement dated
	12/30/05 with Goldman, Sachs & Co., 4.270% due 1/3/06;
	Proceeds at maturity — $730,346; (Fully collateralized by various
	U.S. Treasury obligations, 2.375% to 3.875% due 1/15/08 to
	4/15/32; Market value — $774,094) (Cost — $730,000)	$730,000
	TOTAL INVESTMENTS — 100.0% (Cost — $246,455,805#)	$319,778,956

(a)	All or a portion of this security is segregated for swap transactions.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $246,484,466.

See Notes to Financial Statements.

8	Real Estate Income Fund Inc. 2005 Annual Report

Statement of Assets and Liabilities (December 31, 2005)
ASSETS:
Investments, at value (Cost — $246,455,805)	$319,778,956
Cash	602
Dividends and interest receivable	2,039,629
Unrealized appreciation on swaps (Notes 1 and 3)	1,514,807
Prepaid expenses	7,408
Total Assets	323,341,402
LIABILITIES:
Management fee payable	162,155
Interest payable for open swap contracts (Note 3)	85,247
Dividends payable to Taxable Auction Rate Cumulative Preferred Stockholders	58,358
Directors’ fees payable	20,534
Accrued expenses	178,328
Total Liabilities	504,622
Series M Taxable Auction Rate Cumulative Preferred Stock (3,800 shares authorized and issued at $25,000 per share) (Note 4)	95,000,000

Total Net Assets	$227,836,780
NET ASSETS:
Par value ($0.001 par value; 11,069,242 shares issued and outstanding; 100,000,000 shares authorized)	$11,069
Paid-in capital in excess of par value	151,258,291
Undistributed net investment income	761,402
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	968,093
Net unrealized appreciation on investments, swap contracts and foreign currencies	74,837,925
Total Net Assets	$227,836,780
Shares Outstanding	11,069,242
Net Asset Value	$20.58

See Notes to Financial Statements.

Real Estate Income Fund Inc. 2005 Annual Report	9

Statement of Operations (For the year ended December 31, 2005)
INVESTMENT INCOME:
Dividends	$12,197,659
Interest	73,783
Less: Foreign taxes withheld	(34,385)
Total Investment Income	12,237,057
EXPENSES:
Management fee (Note 2)	2,775,871
Auction participation fees (Note 4)	196,834
Legal fees	88,920
Audit and tax	87,640
Shareholder reports	82,849
Directors’ fees	80,764
Custody fees	27,128
Listing fees	21,809
Transfer agent fees	18,325
Insurance	17,661
Rating agency fees	11,966
Miscellaneous expenses	16,659
Total Expenses	3,426,426
Less: Management fee waiver (Note 2)	(986,976)
Net Expenses	2,439,450
Net Investment Income	9,797,607
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	8,041,427
REIT distributions	4,911,346
Swap contracts	(307,439)
Foreign currency transactions	1,177
Net Realized Gain	12,646,511
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(7,365,702)
Swap contracts	1,788,530
Foreign currencies	(238)
Change in Net Unrealized Appreciation/Depreciation	(5,577,410)
Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	7,069,101
Distributions Paid to Taxable Auction Rate Cumulative Preferred Stockholders	(2,680,306)
Increase in Net Assets From Operations	$14,186,402

See Notes to Financial Statements.

10	Real Estate Income Fund Inc. 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)
	2005	2004
OPERATIONS:
Net investment income	$9,797,607	$10,414,200
Net realized gain	12,646,511	2,590,642
Change in net unrealized appreciation/depreciation	(5,577,410)	34,009,653
Distributions paid to Taxable Auction Rate Cumulative Preferred Stockholders (Note 5)	(2,680,306)	(1,004,412)
Increase in Net Assets From Operations	14,186,402	46,010,083
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(8,496,527)	(8,305,866)
Net realized gains	(10,409,739)	(3,556,810)
Return of capital	—	(2,615,893)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(18,906,266)	(14,478,569)
FUND SHARE TRANSACTIONS:
Underwriting commissions and offering expenses for the issuance of
Taxable Auction Rate Cumulative Preferred Stock (Note 4)	(497,532)	—
Decrease in Net Assets From Fund Share Transactions	(497,532)	—
Increase (Decrease) in Net Assets	(5,217,396)	31,531,514
NET ASSETS:
Beginning of year	233,054,176	201,522,662
End of year*	$227,836,780	$233,054,176
*Includes undistributed net investment income of:	$761,402	$900,610

See Notes to Financial Statements.

Real Estate Income Fund Inc. 2005 Annual Report	11

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2005(1)	2004(1)	2003		2002(2)
Net Asset Value, Beginning of Year	$21.05	$18.21	$13.95		$14.30
Income (Loss) From Operations:
Net investment income	0.89	0.94	1.04		0.38
Net realized and unrealized gain (loss)	0.63	3.30	4.96		(0.18)
Distributions paid to Taxable Auction Rate Cumulative Preferred Stockholders	(0.24)	(0.09)	(0.08)		(0.03)
Total Income From Operations	1.28	4.15	5.92		0.17
Underwriting Commissions and Offering Expenses for the Issuance of Taxable Auction Rate Cumulative Preferred Stock	(0.04)	—	(0.00	)(3)	(0.09)
Less Distributions Paid to Common Stock
Shareholders From:
Net investment income	(0.77)	(0.75)	(0.80)		(0.31)
Net realized gains	(0.94)	(0.32)	(0.62)		(0.07)
Return of capital	—	(0.24)	(0.24)		(0.05)
Total Distributions	(1.71)	(1.31)	(1.66)		(0.43)
Net Asset Value, End of Year	$20.58	$21.05	$18.21		$13.95
Market Price, End of Year	$18.62	$18.47	$17.57		$14.01
Total Return, Based on Net Asset Value(4)	7.35%	24.75%	45.12%		0.69%
Total Return, Based on Market Price Per Share(4)	10.69%	13.45%	39.42%		(3.59)%
Net Assets, End of Year (millions)	$228	$233	$202		$150
Ratios to Average Net Assets:(5)
Gross expenses	1.49%	1.44%	1.55%		1.55	%(7)
Net expenses(6)	1.06	1.02	1.11		1.11	(7)
Net investment income	4.27	5.00	6.60		6.66	(7)
Portfolio Turnover Rate	12%	6%	27%		13%
Taxable Auction Rate Cumulative Preferred Stock:(8)
Total Amount Outstanding (000s)	$95,000	$65,000	$65,000		$65,000
Asset Coverage Per Share	84,957	114,636	102,509		82,841
Involuntary Liquidating Preference Per Share(9)	25,000	25,000	25,000		25,000
Average Market Value Per Share(9)	25,000	25,000	25,000		25,000

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period July 31, 2002 (commencement of operations) to December 31, 2002.
(3)	Amount represents less than $0.01 per share.
(4)

The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(6)	The investment manager voluntarily waived and/or reimbursed a portion of its fees.
(7)	Annualized.
(8)	On September 30, 2002 and July 18, 2005, the Fund issued 2,600 and 1,200 shares, respectively, of Taxable Auction Rate Cumulative Preferred Stock at $25,000 per share.
(9)	Excludes accrued interest or accumulated undeclared distributions.

See Notes to Financial Statements.

12	Real Estate Income Fund Inc. 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Concentration Risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage related risks.

(d) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets or liabilities, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Real Estate Income Fund Inc. 2005 Annual Report	13

Notes to Financial Statements (continued)

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(f ) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Taxable Auction Rate Cumulative Preferred Stock (“TARPS”).

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

14	Real Estate Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Distributions to Shareholders. Distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The holders of the TARPS shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual. The character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on these reclassifications.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for the Fund’s shares.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(306,262)	$306,262

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of interest rate swaps.

Real Estate Income Fund Inc. 2005 Annual Report	15

Notes to Financial Statements (continued)

2. Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser, Citi Fund Management Inc. (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Fund paid the Manager a fee calculated at an annual rate of 0.90% of the Fund’s average daily Managed Assets (which includes assets attributable to TARPS). The fee was calculated daily and paid monthly.

Under the new Investment Management agreement the Fund pays the Manager a management fee calculated at an annual rate of 0.90% of the Fund’s average daily Managed Assets (which includes assets attributable to TARPS). This fee is calculated daily and paid monthly.

In addition, the Manager has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund’s Managed Assets through July 31, 2007, 0.20% of Managed Assets for the 12-month period ending July 31, 2008, and 0.10% of Managed Assets for the 12-month period ending July 31, 2009. The waiver will be eliminated on August 1, 2009. For the year ended December 31, 2005, the Manager waived a portion of its management fee amounting to $986,976.

The Manager has entered into a subadvisory agreement with AEW Management and Advisors, L.P. (“AEW”). AEW is primarily responsible for overseeing the day-to-day investment operations of the Fund. The Manager pays AEW a fee at an annual rate equal to: (a) for the first 5 years of the Fund’s operation, 0.40% of the first $100 million of the Fund’s Managed Assets (which includes assets attributable to TARPS), 0.35% of the next $100 million of the Fund’s Managed Assets and 0.30% of the Fund’s Managed Assets in excess of $200 million; and (b) starting 5 years after the commencement of the Fund’s operations, 50% of the management fee paid by the Fund to the Manager, net of any waivers.

During the period ended December 31, 2005, Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions in the amount of $1,460 from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

16	Real Estate Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

3. Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$63,016,327
Sales	37,691,133

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$74,597,633
Gross unrealized depreciation	(1,303,143)
Net unrealized appreciation	$73,294,490

At December 31, 2005, the Fund was invested in the following interest rate swap contracts with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have an adverse effect on the Fund’s net earnings as a result of leverage:

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	7/22/05
Notional Amount:	$30,000,000
Payments Made by Fund:	Fixed Rate, 4.44%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	7/22/12
Unrealized Appreciation as of December 31, 2005	$555,719
Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$19,500,000
Payments Made by Fund:	Fixed Rate, 4.117%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/09
Unrealized Appreciation as of December 31, 2005	$435,512
Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$26,000,000
Payments Made by Fund:	Fixed Rate, 3.634%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/07
Unrealized Appreciation as of December 31, 2005	$523,576

At December 31, 2005, the Fund had total unrealized appreciation of $1,514,807 from swap contracts.

Real Estate Income Fund Inc. 2005 Annual Report	17

Notes to Financial Statements (continued)

4. Taxable Auction Rate Cumulative Preferred Stock

As of December 31, 2005, the Fund had 3,800 outstanding shares of TARPS. On July 18, 2005, the Fund issued 1,200 additional shares of TARPS. The underwriting discount of $300,000 and offering expenses of $197,532 associated with the TARPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The TARPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rates ranged from 2.300% to 4.470% for the year ended December 31, 2005. At December 31, 2005, the dividend rate was 4.450%.

The Fund is required to maintain certain asset coverages with respect to the TARPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the TARPS at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends in order to meet the applicable requirement. The TARPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

CGM currently acts as the broker/dealer in connection with the auction of TARPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the TARPS that the broker/dealer places at the auction. The Fund incurred auction participation fees of $196,834 for CGM’s services as a participating broker/dealer.

5. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2005	2004
Distributions paid from:
Ordinary Income to Common Shareholders	$10,423,611	$8,305,866
Ordinary Income to Taxable Auction Rate Cumulative Preferred Stockholders	1,395,264	761,452
Net Long-term Capital Gains to Common Shareholders	8,482,655	3,556,810
Net Long-term Capital Gains to Taxable Auction Rate Cumulative Preferred Stockholders	1,285,042	242,960
Total Taxable Distributions	21,586,572	12,867,088
Tax Return of Capital	—	2,615,893
Total Distributions Paid	$21,586,572	$15,482,981

18	Real Estate Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$996,754
Other book/tax temporary differences(a)	761,402
Unrealized appreciation/(depreciation)(b)	74,809,264
Total accumulated earnings/(losses) —net	$76,567,420

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be dis-

Real Estate Income Fund Inc. 2005 Annual Report	19

Notes to Financial Statements (continued)

tributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

7. Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

20	Real Estate Income Fund Inc. 2005 Annual Report

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Real Estate Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Income Fund Inc. as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and for the period from July 31, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Income Fund Inc. as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and for the period from July 31, 2002 to December 31, 2002, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

Real Estate Income Fund Inc. 2005 Annual Report	21

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

Record Date	NYSE Closing Price	Net Asset Value	Distribution Paid	Reinvestment Price

Fiscal Year 2002
September 24	$13.89	$14.11	$0.1063	$13.83
October 22	12.57	13.00	0.1063	12.67
November 25	13.64	13.75	0.1063	13.48
December 23	13.94	13.82	0.1063	13.54
Fiscal Year 2003
January 28	13.40	13.34	0.1063	13.07
February 25	14.13	13.59	0.1063	13.42
March 25	14.21	14.00	0.1063	13.72
April 22	14.65	14.75	0.1063	14.46
May 27	14.88	15.42	0.1063	15.03
June 24	14.87	15.33	0.1090	15.02
July 22	15.02	16.21	0.1090	15.55
August 26	15.06	16.19	0.1090	15.62
September 23	15.60	16.86	0.1090	15.72
October 28	16.56	17.15	0.1090	16.81
November 24	16.25	17.65	0.1090	17.02
December 22	16.92	18.02	0.4771	17.52
Fiscal Year 2004
January 27	17.56	18.71	0.1090	17.86
February 24	16.82	19.00	0.1090	17.64
March 23	17.82	19.56	0.1090	18.13
April 27	15.03	17.33	0.1090	15.45
May 25	15.40	17.16	0.1090	15.94
June 22	15.56	17.91	0.1090	15.98
July 27	16.27	17.81	0.1090	16.83
August 24	17.12	18.82	0.1090	17.56
September 21	16.56	18.94	0.1090	16.71
October 26	17.15	19.71	0.1090	17.49
November 23	17.29	20.14	0.1090	17.88
December 28	18.47	21.04	0.1090	18.49
Fiscal Year 2005
January 25	16.95	19.54	0.1090	16.95
February 22	17.07	19.77	0.1090	17.35
March 21	16.66	19.62	0.1090	16.62
April 26	16.92	19.93	0.1090	17.19
May 24	17.41	20.55	0.1090	17.29
June 21	18.32	21.56	0.1090	18.31
July 26	18.97	22.17	0.1090	19.32
August 23	18.17	21.18	0.1090	18.61
September 27	18.79	21.25	0.1090	19.27
October 25	18.31	20.61	0.1090	18.40
November 21	18.72	21.25	0.1090	19.05
December 27	18.28	20.73	0.5090	18.57

22	Real Estate Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

At a meeting of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund's management agreement, pursuant to which Citi Fund Management Inc. (the “Manager”) provides the Fund with investment management services, and the Fund’s sub-advisory agreement, pursuant to which AEW Management and Advisors, L.P. (the “Subadviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the "Agreements.") The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and Subadviser. The Indep endent Directors requested and received information from the Manager and Subadviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Subadviser. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the level of services provided to the Fund and its shareholders should the sale of the Manager be consummated. At another Board meeting, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board rega rding Legg Mason’s acquisition of CAM, which includes the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, new Agreements permitting the Manager and Subadviser to continue to provide their services to the Fund after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreements and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)

In voting to approve the Agreements, the Independent Directors considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager and Subadviser under their respective Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the

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Board Approval of Management Agreement (unaudited) (continued)

Manager. The Board members also considered the Manager’s supervisory activities over the Subadviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager and Subadviser about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Subadviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the investment management and other capabilities of the Manager and Subadviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and Subadviser had expanded over time as a result of regulatory and othe r developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Subadviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds

24	Real Estate Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance since its inception to the Lipper category averages. The Board members noted that they had also received and discussed with management information at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all closed-end funds classified as “leveraged sector equity funds” by Lipper, was for the one-year period ended March 31, 2005. The Fund performed below the median for the period. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance had improved and was better than the Lipper category average during the second quarter. The Board noted that several of the funds in the Performance Univ erse were not directly comparable to the Fund in terms of investment strategy (e.g., several utilities funds are included). The Board members discussed with the Fund’s portfolio manager the reasons the Fund underperformed for the one-year period ended March 31, 2005, compared to the other real estate funds in the Performance Universe, and were informed that such underperformance was primarily attributable to a relatively conservative leverage strategy. Based on its review, the Board generally was satisfied with management’s efforts to improve the Fund’s performance, but concluded that it was necessary to continue to closely monitor the performance of the Fund and its portfolio management team.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) on the Fund’s Common Assets and Common and Leveraged Assets payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board noted that the Manager, and not the Fund, pays the sub-investment advisory fee to the Subadviser and, accordingly, that the retention of the Subadviser does not increase the fees and expenses incurred by the Fund. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangement in place for the Fund during the review period and considered the actual fee rate on the Fund’s Common and Leveraged Assets and Common Assets exclusive of Leveraged Assets after taking the fee waiver and/or expense reimbursement into account (the “Actual Manage ment Fee”). The Manager’s waiver of a portion of its fees until 2009 will remain in effect.

Additionally, the Board received and considered information comparing the Fund’s Contractual and Actual Management Fees and the Fund’s overall expense ratios for Common Assets and Common and Leveraged Assets with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the

Real Estate Income Fund Inc. 2005 Annual Report	25

Board Approval of Management Agreement (unaudited) (continued)

Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Subadviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratios to its Expense Group, consisting of six closed-end funds (including the Fund) classified as “leveraged sector equity funds” by Lipper, showed that the Fund’s Contractual Management Fees on the Fund’s Common Assets and Common and Leveraged Assets were slightly above the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s Actual Management Fees on the Fund’s Common Assets and Common and Leveraged Assets were lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group based on Common Assets and slightly higher than the median of the total expense ratios of the funds in the Expense Group based on Common and Leveraged Assets.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information (particularly with the Manager’s agreement to reduce the Contractual Management Fee and continue to waive a portion of its fees) and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board also considered the Manager’s agreement to reduce its management fee and continue waiving a portion of its fees and the effect such reduction and waiver would have on the Manager’s profitability managing the Fund. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

26	Real Estate Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that as a closed-end fund, the Fund’s ability to increase its asset level was limited and that a discussion of economies of scale typically is predicated on increasing assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and the Subadviser and their affiliates, as a result of the Manager’s and Subadviser’s respective relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement and subadvisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and a new subadvisory agreement between the Manager and AEW Management and Advisors, LP, the Fund’s subadviser (the “Subadviser”) (the “New Subadvisory Agreement”).

Real Estate Income Fund Inc. 2005 Annual Report	27

Board Approval of Management Agreement (unaudited) (continued)

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 11, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement and the New Subadvisory Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. To assist the Board in its consideration of the New Subadvisory Agreement, the Board received in advance of their meeting certain materials and information. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement and the New Subadvisory Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

 In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination proces ses will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and

28	Real Estate Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iii) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(iv) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the division of responsibilities between the Manager and the Subadviser and the services provided by each of them, and the cost to the Manager of obtaining those services;

(x) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

(xi) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xii) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xiii) the fact that the Fund’s total management fee will not increase by virtue of the New Management Agreement, but will remain the same;

(xiv) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

Real Estate Income Fund Inc. 2005 Annual Report	29

Board Approval of Management Agreement (unaudited) (continued)

(xvi) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvii) that, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

In their deliberations concerning the New Subadvisory Agreement, among other things, the Board Members considered:

(i) the current responsibilities of the Subadviser and the services currently provided by it;

(ii) that the Subadviser is not part of the Transaction, and that the Transaction is expected to have no effect on the services to be provided by the Subadviser or its ability to provide them;

(iii) the fact that the fees paid to the Subadviser (which are paid by the Manager and not the Fund) will not increase by virtue of the New Subadvisory Agreement, but will remain the same;

(iv) that, as discussed in greater detail above, within the past year the Board had performed a full annual review of the current subadvisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Subadvisory Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, fees and economies of scale and investment performance as it did when it renewed the current subadvisory agreement, and reached substantially the same conclusions;

(v) that the Fund would not bear the costs of obtaining shareholder approval of the New Subadvisory Agreement; and

(vi) the factors enumerated and/or discussed above in connection with the approval of the New Management Agreement, to the extent relevant.

30	Real Estate Income Fund Inc. 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Real Estate Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Non-Interested Directors:
Dwight B. Crane Harvard Business School Soldiers Field Road Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 2002	Professor, Harvard Business School	48	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director	Since 2002	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 2002	Managing Partner of Robert A. Frankel Management Consultants	18	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514 Birth Year: 1931	Director	Since 2002	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson Suite 1012 535 N. Michigan Chicago, IL 60611 Birth Year: 1942	Director	Since 2002	President of WR Hutchinson & Associates, Inc.; formerly Group Vice President, Mergers & Acquisitions BP Amoco	44	Associated Bank and Associated Banc-Corp

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Director	Since 2002	Senior Partner of Pavia & Harcourt Attorneys	7	None

Real Estate Income Fund Inc. 2005 Annual Report.	31

Additional Information (unaudited) (continued)
Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President, Chief Executive Officer and Director SBFM and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003
Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001);
				N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 2002 to 2004)	N/A	N/A

Kevin Kennedy CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1954	Vice President and Investment Officer	Since 2002	Managing Director of CAM	N/A	N/A

32	Real Estate Income Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Mathew A. Troxell, CFA AEW Capital Management, L.P. (“AEW”) World Trade Center East Two Seaport Lane Boston, MA 02210 Birth Year: 1958	Investment Officer	Since 2002	Principal and Portfolio Manager, AEW	N/A	N/A

Ted P. Becker CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006
Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.
				N/A	N/A

Steven Frank CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of CAM (since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor; Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A

*	Directors are elected for a term of three years.
**	Mr. Gerken is a director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Real Estate Income Fund Inc. 2005 Annual Report.	33

Annual CEO Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

34	Real Estate Income Fund Inc. 2005 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held to approve a new management agreement and subadvisory agreement. The following table provides the number of votes cast for, against, as well as the number of abstentions as to the matters voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions
New Management Agreement	4,336,515	1,280,882	313,740
New Subadvisory Agreement	4,303,779	1,291,635	335,723

Real Estate Income Fund Inc. 2005 Annual Report	35

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after

36	Real Estate Income Fund Inc. 2005 Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-877-366-6441.

*  *  *

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Real Estate Income Fund Inc. 2005 Annual Report	37

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005:

	Payable Date	Qualified Dividend Income for Individuals (maximum 15% rate)	Long-Term Capital Gain (maximum 15% rate)	Unrecaptured Section 1250 Gain (Maximum 25% rate)
Common Shareholders	Monthly	2.22%	26.14%	16.01	%*
Taxable Auction Rate
Cumulative Preferred
Stockholders	Weekly	2.22%	46.57%	16.01	%*
*	Expressed as a percentage of the total long-term capital gain distributions paid.

Additionally, the Fund paid a long-term capital gain distribution of $0.40 to Common Shareholders of record on 12/27/2005, of which 16.01% is attributable to Unrecaptured Section 1250 Gain subject to a maximum 25% rate.

Also, the Fund hereby designates an additional $307,349 of long-term capital gains.

You should consult your tax adviser regarding the appropriate tax treatment of distributions paid by the Fund. Please retain this information for your records.

38	Real Estate Income Fund Inc. 2005 Annual Report

Real Estate Income Fund Inc.

DIRECTORS

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive

Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and

Treasurer

Kevin Kennedy

Vice President and Investment

Officer

Matthew A. Troxell, CFA

Investment Officer

Ted P. Becker

Chief Compliance Officer

Steven Frank

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Citi Fund Management Inc.

100 First Stamford Place

Stamford, Connecticut 06902

CUSTODIAN

State Street Bank and Trust

Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer &

Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is intended only for the shareholders of Real Estate Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Real Estate Income Fund Inc.

REAL ESTATE INCOME FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

www.citigroupam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

FD02709 2/06                   06-9616

©2005 Legg Mason Investor
Services, LLC
Member NASD, SIPC

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,000 in 2004 and $40,000 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $40,000 in 2004 and $40,500 in 2005. These services were rendered in connection with the review of the Agreed Upon Procedures for the calculations pursuant to the Fund’s Articles Supplementary Creating and Fixing the Rights of Municipal Auction Rate Cumulative Preferred Stock, the review of the Registration Statement on Form N-2 and procedures performed in connection with the issuance of the Comfort Letter and the Bring Down Letter.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Real Estate Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,500 in 2004 and $3,500 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Real Estate Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Real Estate Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Real Estate Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Real Estate Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Real Estate Income Fund Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Real Estate Income Fund Inc.` Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Real Estate Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Dwight Crane
Paolo Cucchi
Robert Frankel
Paul Hardin
George Pavia

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8(a)(1):

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Mathew A. Troxell, CFA AEW Management and Advisors, L.P. (“AEW”) World Trade Center East Two Seaport Lane Boston, MA 02210 Birth Year: 1958	Investment Officer	Since 2002	Principal and Portfolio Manager, AEW

ITEM 8(a)(2):

DATA PROVIDED BY AEW

The following tables set forth certain additional information with respect to the fund’s portfolio manager(s) for the fund. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Manager(s)

        The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Matthew A. Troxell	13 registered investment companies with $1.7 billion in total assets under management	4 Other pooled investment vehicles with $0.6 billion in assets under management	41 Other accounts with $4.5 billion in total assets under management

ITEM 8(a)(3):

Portfolio Manager Compensation

        Compensation for all AEW professionals, including AEW REIT investment professionals such as the portfolio manager for the Real Estate Income Fund is composed of two parts: base salary and incentive compensation. The firm’s base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate “market ranges” for the various function areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within the industry.

Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives.

Performance is measured by comparing AEW’s Diversified Composite returns over one- and three-year periods against the returns of the MSCI US REIT Index and some peer funds over those periods. AEW’s operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW’s senior professionals (Principals), including Portfolio Manager Matthew Troxell, are eligible for participation in AEW’s Equity Sharing program, which gives Principals of the firm economic interests in a portion of the firm’s profits. This program is sponsored by AEW’s parent company, IXIS Asset Management North America.

Neither base salary nor any other part of the investment team’s compensation structure is based on assets under management.

    Potential Conflicts of Interest

        Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

        The manager and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

        These potential conflicts include:

        Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

        Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

        Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

        Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

        Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

        Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or record-keeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager or its affiliates.

ITEM 8(a)(4):

    Portfolio Manager Securities Ownership

        The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Matthew A. Troxell	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Real Estate Income Fund Inc.

Date:	March 13, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Real Estate Income Fund Inc.

Date:	March 13, 2006

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Real Estate Income Fund Inc.

Date:	March 13, 2006